RELIANT BUILDING PRODUCTS, INC.
                           3010 LBJ Freeway, Suite 400
                            Dallas, Texas  75234-7749
                                 (972) 919-1000



                               Request for Consent

                                             December  20,  1999



Chase  Bank  of  Texas,  National
Association, as Administrative Agent, and each of the Lenders parties to the Credit Agreement referred to below

Ladies  and  Gentlemen:

     Reference is made to the Credit Agreement, dated as of January 28, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Reliant Building Products, Inc. (the "Company"), the Lenders parties thereto, Chase Securities Inc., as advisor and arranger, Canadian Imperial Bank of Commerce, New York Agency, as documentation agent, and Chase Bank of Texas, National Association, as administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein without definition have the meanings assigned to such terms in the Credit Agreement.

     The Company intends to complete a restructuring of its capital structure (the "Restructuring") to be implemented through certain amendments to the Credit Agreement, an exchange offer and consent solicitation for its outstanding Senior Subordinated Notes, and a $10,000,000 equity investment by certain entities related to the controlling shareholders of the Company's parent, RBPI Holding Corporation.

     The Company hereby requests your consent to the execution and delivery by the Company and the Administrative Agent of an amendment to the Credit Agreement and related documentation permitting the Company to borrow from time to time during the period from the date hereof to March 31, 2000 up to $2,000,000 in the aggregate or such larger amount as may be acceptable to the Administrative Agent (any such borrowing, an "Over Advance") in excess of the Total Revolving Extensions of Credit outstanding as of the date hereof, notwithstanding that the conditions to borrowing set forth in Section 5.2 of the Credit Agreement, including the Borrowing Base condition, may not be satisfied as of the date of any such Over Advance (other than that there be no Event of Default under any of
Section 8(a), (f), (i), (j), (k) or (l) in existence), provided that, each such Over Advance shall be guaranteed in full by Keystone, Inc. and fully supported by either cash collateral or a letter of credit, in a manner, and pursuant to documentation, satisfactory in form and substance to the Administrative Agent. Such guarantee shall in any event provide that the Over Advances shall not be deemed to be repaid, and Keystone, Inc. will not be entitled to be subrogated to the rights and interests of the Administrative Agent and the Lenders under the Credit Agreement, until all amounts owing to the Lenders under the Credit Agreement, under any Notes and under all other Loan Documents shall have been paid in full and the Commitments shall have been terminated. Upon the successful completion of the Restructuring, such guarantee shall be released in its entirety and Keystone, Inc. shall have no further obligation thereunder, provided that the Total Revolving Extensions of Credit are then equal to or less than the Borrowing Base, and provided further that there be no Default or Event of Default in existence at such time.

     If the foregoing is acceptable to you, please indicate your consent by executing this letter in the space provided below and returning an executed copy via facsimile to Olivia Carroll at (212) 455-2502 NO LATER THAN MONDAY, DECEMBER 27, 1999.

     If you have any questions with respect to the foregoing, please call Buddy Wuthrich of Chase Bank of Texas, National Association at (214) 965-2578. Thank you for your cooperation.

                                   RELIANT  BUILDING  PRODUCTS,  INC.



                                   By: /s/ C.W. Gilmore
                                       ----------------
                                   Title: Treasurer

Agreed  to:

Chase Bank of Texas
-------------------
(Name  of  Lender)

By: /s/ B.B. Wuthrich
    -----------------
Title: Vice President


Agreed  to:

Bank Boston, N.A.
-------------------
(Name  of  Lender)

By: /s/ C.B. Moore
    -----------------
Title: Vice President


Agreed  to:

KZH CYPRESSTREE-1 LLC
-------------------
(Name  of  Lender)

By: /s/ Peter Chin
    -----------------
Title: Authorized Agent


Agreed  to:

PARIBAS
-------------------
(Name  of  Lender)

By: /s/ Larry Robinson
    -----------------
Title: Vice President


Agreed  to:

VAN KAMPEN CLO II, LIMITED
-------------------
(Name  of  Lender)

By: /s/ Darvin D. Pierce
    -----------------
Title: Vice President


Agreed  to:

VAN KAMPEN
PRIME RATE INCOME TRUST
By: Van Kampen Investment Advisory Corp.
-------------------
(Name  of  Lender)

By: /s/ Darvin D. Pierce
    -----------------
Title: Vice President


Agreed  to:

CANADIAN IMPERIAL BANK OF COMMERCE
-------------------
(Name  of  Lender)

By: /s/
    -----------------
Title: Authorized Agent


Agreed  to:

SENIOR DEBT PORTFOLIO
By: Boston Management and Research
    As Investment Advisor
-------------------
(Name  of  Lender)

By: /s/ Barbara Campbell
    -----------------
Title: Vice President